Exhibit 10.1

Name of Investor:

SUBSCRIPTION AGREEMENT

____________________________

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) by and between Paramount Gold Nevada Corp., a Nevada corporation (the “Company”), and the undersigned individual, corporation, limited liability company, partnership, trust or employee benefit plan executing this Agreement as the investor (the “Investor”), provides as follows:

Recitals

A.This Agreement is made in connection with the Company’s offering (the “Offering”) of units (the “Units”) each consisting of one share (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) and one warrant to purchase one-half of one Share (the “Warrants”), pursuant to that certain Confidential Private Placement Memorandum dated February 2, 2017 (the “Memorandum”).

B.The Company wishes to sell to the Investor and the Investor wishes to purchase from the Company the number of Units specified on the signature page hereof at the price per Unit set forth in Section 2 hereof, subject to the terms, conditions, and requirements contained in this Agreement.

C.The Investor understands that the Company has the right, in its sole discretion, to refuse to accept the Investor’s subscription in whole or in part at any time and for any reason, including without limitation the Company’s belief that the Investor does not meet the applicable suitability requirements for participation in the Offering or that the investment is otherwise unsuitable for the Investor.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

1.Sale of Units.  In accordance with the terms and conditions of this Agreement, the Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, on or before February 6, 2017, or such later date on or before February 13, 2017, that the Company in its sole discretion chooses (the “Closing Date”), the number of Units indicated on the signature page hereof.  The obligation of the Company to sell the Units to the Investor is subject to, among other things, the conditions that: (i) the Company receives approval for the listing of the Shares on the NYSE MKT LLC (the “Stock Exchange”); and (ii) all other necessary regulatory approvals are obtained prior to the Closing Date.

2.Purchase Price.  The purchase price (“Purchase Price”) for each Unit shall be $1.75.  The Investor shall pay such purchase price certified check or bank draft payable to the Company (or by wire transfer, per instructions to be provided upon request) and delivered with this executed Agreement:

2.1	a completed Investor Questionnaire (the “Investor Questionnaire”) attached hereto as Exhibit “A” and, if the Investor is a resident of Canada and is:

2.1.1

an Accredited Investor by virtue of the fact that the Investor falls within one or more of the sub-paragraphs of the definition of Accredited Investor (a “Canadian Accredited Investor”) set out in the Canadian Accredited Investor Certificate (the “Canadian Accredited Investor Certificate”) attached hereto as Exhibit “B”:

2.1.1.1	a completed Canadian Accredited Investor Certificate; and
2.1.1.2

if the Investor is an individual described in category (j), (k) or (l) of the Canadian Accredited Investor Certificate and does not meet the higher financial asset threshold set out in paragraph (j.1) of the Canadian Accredited Investor Certificate, a completed Form 45-106F9 - Form for Individual Accredited Investors, attached hereto as Exhibit C; or

2.1.2

an Ontario resident purchasing the Units pursuant to the “Family, Friends and Business Associates” prospectus exemption contained in section 2.5 of National Instrument 45-106 – Prospectus Exemptions (“NI 45‑106”) of the Canadian Securities Administrators, a completed Form 45-106F12 - Ontario Risk Acknowledgement Form for Family, Friends and Business Associate Investors, attached hereto as Exhibit “ D”; and

2.2	any other further documentation as required under the applicable securities laws or Stock Exchange or other regulatory authority.

Subscriptions for Units may be accepted or rejected by the Company for any or no reason in its sole discretion.

3.Representations and Warranties of Investor.  The Investor represents and warrants to the Company as follows (which representations and warranties shall survive the Closing Date):

3.1

He, she or it has answered the questions contained in the Investor Questionnaire and, as applicable, the Canadian Accredited Investor Certificate, the Form 45-106F9 - Form for Individual Accredited Investors or the Form 45-106F12 - Ontario Risk Acknowledgement Form for Family, Friends and Business Associate Investors (collectively, the “Canadian Exemption Certifications”), and made a part hereof to the best of his, her or its knowledge and the answers thereto are complete and accurate.  The Investor understands and agrees that, although such answers will be kept strictly confidential, the Company may present such Investor Questionnaire and, if applicable, the Canadian Exemption Certifications to such parties as it deems advisable if called upon to establish the availability under applicable securities laws of an exemption from registration.  The Investor agrees to indemnify the Company, its agents, officers, directors and shareholders, for any and all losses (including without limitation attorneys' fees and other costs of investigating, prosecuting, or defending any litigation claim) incurred by the Company as a result of its reliance on the representations and warranties of

Investor made in this Agreement or any answers contained in the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications.
3.2

If the Investor is a corporation, limited liability company, partnership, trust, or employee benefit plan, it is authorized to make the investment contemplated herein, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

3.3	This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the Investor’s legal, valid and binding obligation enforceable in accordance with its terms.
3.4

The Investor is acquiring the Units as principal for the Investor’s own account for investment and not with a view to resale or distribution.  The Investor understands that the Shares and the Warrants have not been, and will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”), or applicable securities laws by reason of specific exemptions from the registration provisions of the 1933 Act and applicable state securities laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed in this Agreement and in the Investor Questionnaire.

3.5

The Company has advised the Investor, if the Investor is a resident of Canada, that the Company is relying on an exemption from the requirements under applicable Canadian securities laws to provide the Investor with a prospectus and that no prospectus has been filed by the Company with any securities commission in Canada in connection with the Offering, and as a consequence:

3.5.1

the Investor is restricted from using most of the civil remedies available under applicable Canadian securities laws and certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Investor;

3.5.2	the Investor may not receive information that would otherwise be required to be provided to the Investor under the applicable Canadian securities laws; and
3.5.3	the Investor is relieved from certain obligations that would otherwise apply under the applicable Canadian securities laws.
3.6

The Investor: (i) has been furnished, has carefully read, understands and has relied solely on (except as indicated in subsection (ii) below) the terms and conditions of, and the information contained in, the Memorandum and this Agreement (including all exhibits and all amendments thereto and hereto); (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Agreement, the Units, the Company and its business; and (iii) has not been furnished any literature or written material relating to the Units, the Company or its business other than the Memorandum and this Agreement (including all exhibits and amendments thereto and hereto).
3.7

The Investor recognizes that (i) the purchase of the Units involves a high degree of risk and has taken full cognizance of and understands such risks, (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, and other information which is not of an historical nature (“Forward-looking Information”), represents only the Company’s good faith assessment of such Forward-looking Information, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such Forward-looking Information is accurate or will be fulfilled, and (iii) that the Company has relied on the representations of the Investor as set forth in this Agreement, in the Investor Questionnaire and, if applicable, the Canadian Accredited Investor Certificate, in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from (a) registration requirements under applicable United States federal and state securities laws; and (b) prospectus requirements under applicable Canadian securities laws.

3.8

The Investor is resident in the jurisdiction set out on the execution page of the Investor Questionnaire, which address is the Investor’s residence or principal place of business, and such address was not obtained or used solely for the purpose of acquiring the Units.

3.9

The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Units, including the Shares and the Warrants, for an indefinite period of time because, among other reasons, neither the Units, Shares nor the Warrants have been registered under the 1933 Act, or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or exemptions from such registration requirements are available.  The Investor further understands and agrees that the Company will not honor any attempt by the Investor to sell, pledge, transfer, or otherwise dispose of all or any portion of the Shares in the absence of an effective registration statement under the 1933 Act and applicable state securities laws or an unqualified opinion of counsel, satisfactory in form and substance to the Company and its counsel, and obtained at the expense of the Investor, that exemptions are available therefrom with respect to such attempted disposition.

3.10

The Investor, if a resident of Canada, acknowledges that the certificates representing the Shares and Warrants will bear a legend as of the Closing Date substantially in the following form (and with the necessary information inserted):

[nUNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE DISTRIBUTION DATE]].

3.11

The Investor (i) can bear the risk of losing the entire investment in the Units; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth and the investment in the Shares will not cause such overall commitments to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Units; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors, of evaluating the risks and merits of investing in the Units.

3.12

The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with this Agreement.

3.13

The Investor acknowledges that he, she or it must depend entirely upon his, her or its own personal advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to Investor by, or on behalf of, the Company is not to be construed as tax advice to Investor from the Company or counsel to the Company.  The Investor will rely solely on his, her or its own personal advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.14

The Investor understands and agrees that the Company is issuing the Units to him, her or it pursuant to the exemptions from federal and state securities registration requirements under the 1933 Act. In connection therewith, the Investor represents and warrants that the Investor qualifies as an “Accredited Investor” as such term is defined under Rule 501 of the 1933 Act (a “U.S. Accredited Investor”) and has confirmed that on the Investor Questionnaire attached hereto as Exhibit “A”.  The Investor, if a resident of Canada (other than a person that is not an individual who purchases as principal such number of Units having an acquisition cost to person of not less than Cdn$150,000 paid in cash at the time of Closing), also represents and warrants that the Investor either:

3.14.1

qualifies as an “Accredited Investor” as such term is defined in NI 45-106, and has confirmed that on the Canadian Accredited Investor Certificate attached hereto as Exhibit “B” and that the Investor was not created or used solely to purchase or hold securities as an Accredited Investor as described in paragraph (m) of the definition of Accredited Investor set out in Exhibit “B”; or

3.14.2	is purchasing the Units pursuant to the “Family, Friends and Business Associates” prospectus exemption and has confirmed that on the Investor Questionnaire.

If the Investor is a resident of Canada, is not an individual and purchases as principal such number of Units having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing, such Investor also represents and warrants that the Investor was not created, or is used, solely to purchase or hold securities in reliance on the exemption from the prospectus requirement set out in subsection 2.10(1) of NI 45-106.

3.15

The Investor agrees to comply with all securities laws and with the policies of the Stock Exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Shares and the Warrants.  The Investor recognizes that the securities laws and regulations of certain jurisdictions, which may include the jurisdiction of which the Investor is a resident, may impose additional requirements relating to this Offering and the Investor’s purchase of the Shares and the Warrants.  The Investor hereby agrees to execute and to comply with the terms of any additions, supplements or amendments to this Agreement which are required by the Company.

3.16

The funds representing the aggregate purchase price in respect of the Units which will be advanced by the Investor to the Company hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”) and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act; to the best of the Investor’s knowledge, none of the subscription funds to be provided hereunder (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor; the Investor shall promptly notify the Company if he discovers that any such representation ceases to be true, and shall provide the Company with appropriate information in connection therewith.

3.17

The Investor acknowledges that no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Shares and the Warrants.

3.18	There is no government or other insurance covering the Shares or the Warrants.
3.19

The representations and warranties made in this Agreement, the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the issuance to Investor of the Shares, Investor will immediately notify the Company.

4.Registration.  The Company covenants to use its commercially reasonable efforts to file and have declared effective by the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering the resale in the United States by the Investor of the Shares and the Common Stock underlying the Warrants. Investors who are residents of Canada acknowledge that the Shares will be subject to a 4 month hold period in Canada under applicable Canadian securities laws, regardless of whether or not the Company has filed and have declared effective by the SEC a registration statement on Form S-3 registering the resale in the United States by the Investor of the Shares.

5.Personal Information.  If the Investor is a resident of a jurisdiction of Canada and is an individual, the Investor authorizes the indirect collection of the Personal Information by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 - Definitions) and confirms that the Investor has been notified by the Company: (a) that the Company will be delivering the Personal Information to the securities regulatory authority or regulator; (b) that the Personal Information is being collected by the securities regulatory authority or regulator under the authority granted in applicable securities laws; (c) that the Personal Information is being collected for the purposes of the administration and enforcement of applicable securities laws; and (d) that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as set out in Exhibit “E”.

6.Applicable Law; Venue.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York without reference to the choice of law principles of any jurisdiction. THE INVESTOR IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES LOCATED IN THE CITY OF NEW YORK, NEW YORK, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OFFERING AND AGREES NOT TO COMMENCE ANY SUIT, ACTION, OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS.

7.Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns

8.Notice.  All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given three business days after the date mailed when mailed by registered or certified mail, postage prepaid, or the next business day if sent by special courier such as FedEx (except that notice of change of address shall be deemed given only when received), to the address shown on the Company's records, in the case of the Investor, and of the Company's registered office, in the case of the Company, or to such other names or addresses as the Company or the Investor, as the case may be, shall designate by notice to the other party in the manner specified in this Section.

9.Severability.  If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this

Agreement that can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable the invalid or unenforceable provision in any other jurisdiction or under any other circumstance.

10.Entire Agreement.  This Agreement, and the Units purchased hereunder, constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous understandings of the parties.

11.Counterparts.  This Agreement may be executed in any number of counterparts, and any party hereto may execute such counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.  This Agreement shall become binding when either this Agreement or two or more counterparts hereto shall have been executed and delivered by the parties hereto

12.Variation in Pronouns.  All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require.

13.Counsel.  This Agreement and all other agreements related to the Offering (the “Offering Agreements”) have been prepared by Duane Morris LLP, as counsel to the Company (“Counsel”), after full disclosure of its representation of the Company and with the consent and direction of the Company and the Investor.  The Investor has reviewed the contents of the Offering Agreements and fully understands their terms.  The Investor acknowledges that he, she or it is fully aware of his, her or its right to the advice of counsel independent from that of the Company, that Counsel has advised the Investor of such right and disclosed to the Investor the risks in not seeking such independent advice, and that he, she or it understands the potentially adverse interests of the parties with respect to the Offering Agreements.  The Investor further acknowledges that no representations have been made with respect to the tax or other consequences of the Offering Agreements to the Investor and that he, she or it has been advised of the importance of seeking independent counsel with respect to such consequences.  By executing this Agreement, the Investor represents that he, she or it has, after being advised of the potential conflicts between the Investor and the Company with respect to the future consequences of the Offering Agreements, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, this Agreement has been duly executed by the duly authorized officer of the Company and the undersigned Investor or its duly authorized officer, as the case may be, as of the date first written beneath the signature of such officer of the Company below.

INVESTOR SIGNATURE:

[If Investor is an Individual or Individuals]

Individual	Social Security Number	Date

(Print Name)

Individual Co-Investor, if any	Social Security Number	Date

(Print Name)
OR
[If Investor is not an Individual or Individuals]

Name of Corporation, Company, Trust or Benefit Plan	Taxpayer Identification Number

By:
(Signature of Person Making Investment Decision)
Print Name:

Its:
(describe office or position held)

Date:

Print Investor's Full Name(s):

_______________________________________________________

Number of Units subscribed for by Investor______________

Purchase Price for Units

($1.75 per Unit)$_____________

ACCEPTED BY THE COMPANY:	PARAMOUNT GOLD NEVADA CORP.
By (Signature):
Print Name:
Title:
Date:

EXHIBIT “A”

INVESTOR QUESTIONNAIRE

(See Attached.)

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INVESTOR QUESTIONNAIRE

____________________________

THIS QUESTIONNAIRE DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY A SECURITY. The sole purpose of this questionnaire is to establish whether the individual or entity on whose behalf this questionnaire is completed (the “Investor”) is a qualified investor to whom securities of Paramount Gold Nevada  Corp., a Nevada corporation (the “Company”), may be offered and sold under applicable federal and state securities laws.  The completed statement should indicate whether the Investor has or can be attributed with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment and whether the Investor has the financial means to bear the economic risks involved.

IMPORTANT:  This form of Investor Questionnaire has been prepared for use by individuals and by entities such as partnerships, corporations and trusts.  If the Investor is an entity, when completed this questionnaire should provide information regarding the entity and not particular partners, officers, directors, trustees or beneficiaries of the entity, unless specifically requested.  Notwithstanding the foregoing, in the case of partnerships, corporations and trusts formed specifically for the purpose of participating in this investment, a questionnaire must be completed by each partner, shareholder, and beneficiary.

1.	IF THE INVESTOR IS ONE OR MORE INDIVIDUALS:

a.Name(s) of individual(s):

b.Address(es) of individual(s):

c.Telephone number(s) of individual(s):  ( _____ )

d.Fax number(s) of individual(s):  (_____)

e.Email address of individual(s):

f.Occupation(s) of individual(s):

g.Name(s) of employer(s):

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h.Address(es) of employer(s):

2.IF THE INVESTOR IS AN ENTITY

a.Name of entity:

b.Form of entity:

(partnership, corporation, trust, etc.)

c.Date of organization of entity:

d.Address of entity:

e.Telephone number of entity:( _____ )

f.Fax number of entity:  (______)

g.Email address of entity:

h.	Please name the authorized representative(s) of the entity who will be acting for the entity in connection with its potential investment in the Company:

i.Type of business entity is engaged in:

3.	Please state the amount, in United States dollars, of the Investor's potential investment in the Company:

$ .

4.	The Investor is one or more of the following:

_________	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with a spouse in excess

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of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

_________

a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property;

_________

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

_________

a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

_________	a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_________	an insurance company as defined in Section 2(13) of the Act;

_________	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

_________	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_________

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000.

_________

an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or if a self-directed plan the investment decisions are made solely by persons that are accredited investors;

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_________	a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_________

an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_________	a director or executive officer of the Company;

_________	an entity in which all of the equity investors is a person described above.

5.	Additionally, the Investor, if a resident of Canada, is one or more of the following:

_________

(a)  purchasing the Units as principal and is an “Accredited Investor” within the meaning of National Instrument 45-106 entitled “Prospectus Exemptions” (“NI 45-106”) by virtue of the fact that the Investor falls within one or more of the subparagraphs of the definition of “Accredited Investor” set out in Exhibit “B” (YOU MUST ALSO COMPLETE EXHIBIT “B” ATTACHED TO THIS INVESTOR QUESTIONNAIRE AND, IF APPLICABLE, EXHIBIT “C”); or

________	(b) a non-individual purchasing as principal such number of Units having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing; or

_________	(c) purchasing the Units as principal and is (please check the appropriate box; Ontario residents must also complete EXHIBIT “D”):

☐	(i)	a director, executive officer or control person of the Company (as such terms are defined in NI 45-106) or of an affiliate of the Company; or
☐	(ii)	a spouse (as such term is defined in NI 45-106), parent, grandparent, brother, sister, child or grandchild of [insert name], a person referred to in (i) above; or
☐	(iii)	a parent, grandparent, brother, sister, child or grandchild of [insert name], the spouse of a person referred to in (i) above; or

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☐	(iv)	a close personal friend of [insert name], a person referred to in (i) above; or
☐	(v)	a close business associate of [insert name], a person referred to in (i) above; or
☐	(vi)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company; or
☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of [insert name], the spouse of a founder of the Company; or
☐	(viii)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in (i) to (vii) above; or
☐	(ix)	a trust or estate of which all the beneficiaries or a majority of the trustees or executors are persons described in (i) to (vii) above.

6.	If the Investor is a resident of Canada, check the following if applicable:

_________	the Investor is a registrant pursuant to applicable Canadian securities laws; and/or

________	the Investor is an insider of the Company pursuant to applicable Canadian securities laws.

7.

In furnishing the above information, the Investor, and if the Investor is an entity, the individual executing and delivering this questionnaire on behalf of the entity, acknowledge that the Company will be relying thereon in determining, among other things, whether there is reasonable grounds to believe that the Investor qualifies as a purchaser of shares of the Company's securities.  To the best of the Investor's information and belief, the above information supplied by the Investor is true and correct in all respects and the Investor represents and warrants to the Company as follows:

(a)

The answers to the above questions may be relied upon by the Company in determining whether the offering in which the Investor proposes to participate is exempt from registration under the Act and from registration or qualification under the securities laws of various states.

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(b)	The Investor will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Investor of securities of the Company.

8.	The Investor is able to bear the economic risk of the proposed investment and at the present time could afford a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire as of February ___ , 2017.

IF INVESTOR IS AN ENTITY:

(Name of Entity - Please Print)

By:

Name

Title

IF INVESTOR IS ONE OR MORE

INDIVIDUALS (all individuals must sign)

(Name - Please Print)

Signature

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GPSTRK0269211

EXHIBIT “B”

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED ONLY IF (1) THE INVESTOR IS RESIDENT IN CANADA; AND (2) THE INVESTOR HAS COMPLETED 5(a) OF THE INVESTOR QUESTIONNAIRE.

(See Attached.)

cANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:Paramount Gold Nevada Corp.  (the “Company”)

In connection with the issuance by the Company of common stock and warrants to the undersigned, the undersigned hereby represents, warrants and certifies to the Company that:

1.

the undersigned is an “Accredited Investor” as defined in NI 45-106 or section 73.3 of the Securities Act (Ontario), on the basis that the undersigned fits within the category of Accredited Investor which the undersigned has indicated below; and

2.	the undersigned was not created and is not being used solely to purchase or hold securities as an Accredited Investor described in paragraph (m) below.

The undersigned has indicated below the categories which the undersigned satisfies in order to qualify as an “Accredited Investor” [Please initial or place a checkmark above the line to the left of each applicable item, complete the relevant information, if applicable, and sign this certificate].

_____ (a)	a Schedule I, II or III bank, or a Canadian financial institution
_____ (b)	the Business Development Bank of Canada
_____ (c)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_____ (d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer
_____ (e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)
_____ (e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_____ (f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada
_____ (g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

_____ (h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government
_____ (i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

_____ (j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$1,000,000

{Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).}

{Note: If you are an accredited investor described in this paragraph (j), and do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (Exhibit “C”).}

_____ (j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000

{Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).}

_____ (k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

{Note: If you are an accredited investor described in this paragraph (k), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (Exhibit “C”).}

_____ (l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000

{Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.}

{Note: If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (Exhibit “C”).}

_____ (m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements
_____ (n)	an investment fund that distributes or has distributed its securities only to:
(i)	a person that is or was an accredited investor at the time of the distribution;
(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106
_____ (o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt

_____ (p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____ (q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

_____ (r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____ (s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function
_____ (t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

{Note: If you have initialed this paragraph (t), name each owner of an interest, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit “B”). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.}

NameCategory

_____ (u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser
_____ (v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

_____ (w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse

{Note: If you have initialed this paragraph (w), name the person who established the trust and each trustee, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit “B”). If a person named below is not an accredited investor, indicate “N/A” under Category.}

NameCategory

Person who
established trust:

Trustee:

Trustee:

Trustee:

Dated this _________ day of February ___, 2017.

If a trust, partnership or other entity:	If an individual:

Name of Entity	Signature
Type of Entity	Name of Individual
Signature of Person Signing
Title of Person Signing

As used in this certificate, the following terms have the following meanings.

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; and
(b)

in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and

(c)	outside of Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“eligibility adviser” means:

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and
(b)

in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and
(ii)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;
(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or
(c)	performing a policy-making function in respect of the issuer.

“financial assets” means:

(a)	cash;
(b)	securities; or
(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and
(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;
(b)	that does not invest:
(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or
(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and
(c)	that is not a mutual fund.

“person” includes:

(a)	an individual;
(b)	a corporation;
(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and
(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
(b)	liabilities that are secured by financial assets.

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

EXHIBIT “C”

THIS EXHIBIT “C” MUST BE COMPLETED IF THE INVESTOR:

•	IS SUBSCRIBING UNDER THE “ACCREDITED INVESTOR” EXEMPTION SET OUT IN SECTION 3.1 OF THE AGREEMENT TO WHICH THIS EXHIBIT “C” IS ATTACHED;
•	IS AN INDIVIDUAL DESCRIBED IN CATEGORY (j), (k) OR (l) OF THE CANADIAN ACCREDITED INVESTOR CERTIFICATE (EXHIBIT “B”); AND
•	DOES NOT MEET THE HIGHER FINANCIAL ASSET THRESHOLD SET OUT IN PARAGRAPH (j.1) OF THE CANADIAN ACCREDITED INVESTOR CERTIFICATE.

FORM 45-106F9

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

Warning! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: Paramount Gold Nevada Corp.
Purchased from: Paramount Gold Nevada Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________________. (Instruction: Insert the total dollar amount of the investment.)
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of Information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

C-1

•Your net income before taxes was more than Cdn$200,000 in each of the 2 most recent calendar years, and you expect it to be more than Cdn$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•Your net income before taxes combined with your spouse’s was more than Cdn$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than Cdn$300,000 in the current calendar year.

•Either alone or with your spouse, you own more than Cdn$1 million in cash and securities, after subtracting any debt related to the cash and securities.
•Either alone or with your spouse, you have net assets worth more than Cdn$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

(Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.)

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Paramount Gold Nevada Corp.

65 Anderson Street, Winnemucca, Nevada  89445

Attention:  Carlo Buffone, Chief Financial Officer
Phone: 613 226-9881
Email: carlo@paramountnevada.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

(The Investor should keep one copy of this form (signed by the Investor) for the Investor’s records.)

C-2

EXHIBIT “D”

THIS EXHIBIT “D” IS IN THE FORM REQUIRED UNDER APPLICABLE SECURITIES LAWS AND MUST BE COMPLETED IF THE INVESTOR IS RESIDENT IN THE PROVINCE OF ONTARIO AND THE INVESTOR IS SUBSCRIBING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION.

FORM 45‑106F12

ONTARIO RISK ACKNOWLEDGEMENT FORM FOR FAMILY, FRIENDS AND BUSINESS ASSOCIATE INVESTORS

Warning! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Units	Issuer: Paramount Gold Nevada Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________________. {Instruction: Insert the total dollar amount of the investment.}
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of Information –  You may receive little or no information about your investment.  The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in Section 3 of this form.

3. Family, Friends or Business Associate Status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you.	Your initials
A) You are:

1.[check all applicable boxes]

[ ]a director of the issuer or an affiliate of the issuer

[ ]an executive officer of the issuer or an affiliate of the issuer

[ ]a control person of the issuer or an affiliate of the issuer

[ ]a founder of the issuer

OR

2.[check all applicable boxes]

[ ]a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[ ]a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

D-1

B)  You are a family member of ____________________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You are the ____________________ of that person or that person's spouse.

[Instruction: To qualify for this investment, the person listed above must be (a) your spouse or (b) your or your spouse's parent, grandparent, brother, sister, child or grandchild.]

C)  You are a close personal friend of ____________________ [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

D) You are a close business associate of ____________________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.  You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, if applicable.
5. Contact Person at the Issuer or an Affiliate of the Issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[ ]family relationship as set out in section 3B of this form

[ ]close personal friendship as set out in section 3C of this form

[ ]close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Paramount Gold Nevada Corp.

65 Anderson Street, Winnemucca, Nevada  89445

Attention:  Carlo Buffone, Chief Financial Officer
Phone: 613 226-9881
Email: carlo@paramountnevada.com

For more information about prospectus exemptions, contact your local securities regulator.  You can find contact information at www.securities‑administrators.ca.

Signature of executive officer of the issuer (other than the purchaser).

Date:

{The Investor, contact person at the issuer and the issuer must receive a copy of the form signed by the Investor }

D-2

EXHIBIT “E”
CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250—5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia  V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission 500-400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba: 1-800-655-5244 Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)
85 Charlotte Street, Suite 300
Saint John, New Brunswick  E2L 2J2
Telephone: (506) 658-3060
Toll free in Canada: 1-866-933-2222
Facsimile: (506) 658-3059
Email: info@fcnb.ca

Government of Newfoundland and Labrador
Financial Services Regulation Division
P.O. Box 8700
Confederation Building
2nd Floor, West Block
Prince Philip Drive
St. John’s, Newfoundland and Labrador A1B 4J6
Attention: Director of Securities
Telephone: (709) 729-4189
Facsimile: (709) 729-6187

Government of the Northwest Territories
Office of the Superintendent of Securities
P.O. Box 1320
Yellowknife, Northwest Territories  X1A 2L9
Attention: Deputy Superintendent, Legal & Enforcement
Telephone: (867) 920-8984
Facsimile: (867) 873-0243

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario  M5H 3S8
Telephone: (416) 593-8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorité des marchés financiers
800, Square Victoria, 22e étage
C.P. 246, Tour de la Bourse
Montréal, Québec  H4Z 1G3
Telephone: (514) 395-0337 or 1-877-525-0337
Facsimile: (514) 864-6381 (For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca
(For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (for investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601—1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

B-1